     As filed with the Securities and Exchange Commission on March 2, 2007


                                                    1933 Act File No. 333-126328
                                                     1940 Act File No. 811-21780

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 6


                           AND REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 7


                             MFS(R) SERIES TRUST XII
               (Exact name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 954-5000
            Susan S. Newton, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_|  immediately upon filing pursuant to paragraph (b)

|X|  on March 9, 2007 pursuant to paragraph (b)


|_|  60 days after filing pursuant to paragraph (a)(i)
|_|  on [DATE] pursuant to paragraph (a)(i)
|_|  75 days after filing pursuant to paragraph (a)(ii)
|_|  on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

Class A Shares
Class B Shares
Class C Shares
--------------------------------------------------------------------------------
MFS(R) SECTOR ROTATIONAL FUND


PROSPECTUS NOVEMBER 1, 2006
AS REVISED MARCH 9, 2007

This Prospectus describes the MFS Sector Rotational Fund. The Fund's investment objective is to seek capital appreciation.


TABLE OF CONTENTS


RISK RETURN SUMMARY                                1
EXPENSE SUMMARY                                    6
CERTAIN INVESTMENT STRATEGIES AND RISKS            8
MANAGEMENT OF THE FUND                             9
DESCRIPTION OF SHARE CLASSES                      12
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES       20
OTHER INFORMATION                                 27
FINANCIAL HIGHLIGHTS                              30
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES   A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

I RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The fund's investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests primarily in equity securities. The fund may invest in foreign securities. Equity securities include common stocks, preferred stocks, securities convertible into stock and depository receipts for those securities.

MFS (Massachusetts Financial Services Company, the fund's investment adviser) has engaged Valley Forge Capital Advisors, Inc. (referred to as Valley Forge or the sub-adviser) to act as sub-adviser to the fund. The sub-adviser will select investments for the fund in a two stage process that utilizes proprietary quantitative models. The sub-adviser will first analyze the return potential of the various sectors, such as the energy, financial, utilities, healthcare and consumer sectors, in the marketplace and allocate the fund's assets among sectors based on this analysis. The sub-adviser may invest in any number of sectors and may invest in as few as one sector. The sub-adviser will then select companies within different sectors of the market based on the momentum, traditional growth and value criteria as well as other quantitative and technical factors.


The fund is a non-diversified fund. This means that the sub-adviser may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

The fund may engage in active and frequent trading to achieve its principal investment strategies.


PRINCIPAL RISKS


The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

The principal risks of investing in the fund are:

- MARKET RISK: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK. Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- UNDERVALUED COMPANIES RISK: The sub-adviser will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

- GROWTH COMPANIES RISK: This is the risk that the prices of growth company securities held by the fund will fall to a greater extent or rise less than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

- MID CAP AND SMALL CAP RISK. The stock of small and mid cap companies can be more volatile than larger companies due to limited product lines, financial and management resources, market and distribution channels. Their shares can be less liquid than those of larger companies, especially during market declines.

- ACTIVE AND FREQUENT TRADING RISK: The fund has engaged and may engage in active or frequent trading in pursuing its principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains, as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an Individual Retirement Account
     (IRA). Frequent trading also increases transaction costs, which may reduce the fund's return.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     -    Foreign markets may be less liquid and more volatile than U.S.
          markets.

     - Foreign securities often trade in currencies other than the U.S. dollar and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

- SECTOR CONCENTRATION RISK: The fund's investment performance will be closely tied to the performance of companies in a limited number of industries or sectors. Companies in a single industry or sector often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the fund than on a fund with a more broadly diversified portfolio.

- NON-DIVERSIFIED STATUS RISK: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

As with any mutual fund, you could lose money on your investment in the fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER U.S. GOVERNMENT AGENCY.

BAR CHART AND PERFORMANCE TABLE


The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

- how the fund's performance over time compares with that of a broad measure of market performance, and

- returns before the deduction of taxes and returns after the deduction of certain taxes for Class A shares.

The chart and table provide past performance information. Performance information in the bar chart and performance table for periods prior to January 3, 2007 reflect performance information of the Penn Street Advisors Sector Rotational Portfolio, the fund's predecessor fund. On January 3, 2007, the fund acquired all of the assets of the Penn Street Advisors Sector Rotational Portfolio pursuant to an agreement and plan of reorganization, in exchange for Class A and Class C shares of the fund. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based on calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results may differ.

BAR CHART. The bar chart shows changes over time in the annual total returns of Class A shares for each calendar year since August 30, 2000, the initial offering of Class A shares of the fund's predecessor, the Penn Street Advisors Sector Rotational Portfolio, assuming the reinvestment of distributions. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce these returns. The return of the fund's other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.


                                     [CHART]

2001    (8.20)%
2002   (11.23)%
2003    37.05%
2004    20.44%
2005     9.92%
2006    10.39%


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.26% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was (11.69)% (quarter ended September 30, 2002).

PERFORMANCE TABLE. This table shows how the average annual total returns of Class A and Class C shares of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. The total expenses of Class A and Class C shares are estimated to be substantially the same as the predecessor fund's Class A and Class C shares. Since Class B shares were offered after the period shown, no annual returns have been provided for these shares. The average annual returns for Class A have been restated to reflect applicable sales charges of the fund. In addition, for Class A shares, this table shows Class A average annual total returns:

- after the deduction of taxes on distributions made on Class A shares, such as capital gains and income distributions ("Class A Shares' Return After Taxes on Distributions"), and

- after the deduction of taxes on both distributions made on Class A shares and on redemption of Class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares' Return After Taxes on Distributions and Sale of Class A Shares").

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 2006)



SHARE CLASS                                ONE YEAR   FIVE YEARS   LIFE#
-----------                                --------   ----------   -----
Class B shares                               6.39%      11.95%     8.49%
Class C shares                               8.54%      12.01%     8.34%
Class A Shares' Return Before Taxes          4.04%      10.88%     7.48%
Class A Shares' Return After Taxes on
Distributions                                3.19%      10.27%     7.01%
Class A Shares' Return After Taxes on
Distributions and Sale of Class A Shares     3.77%       9.37%     6.42%
Russell 1000(R) Index*+ (reflects
no deduction for fees,
expenses or taxes)                          15.46%       6.82%     0.99%


----------


# Life refers to the period from the commencement of the Fund's investment operations, August 30, 2000 through December 31, 2006.

* The Russell 1000(R) Index is constructed to provide a comprehensive barometer for the large-cap segment of the U.S. equity universe based on total market capitalization, which represents approximately 92% of the investable U.S. equity market.

+    Source: Fact Set Research Systems Inc.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

The Penn Street Advisors Sector Rotational Portfolio, the fund's predecessor fund, commenced investment operations on August 30, 2000 with the offering of Class A shares, and subsequently offered Class C shares on March 1, 2004. Class B shares of the fund were offered on January 3, 2007.

Performance for Class C shares includes, and Class B shares will include, the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

II EXPENSE SUMMARY

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                  CLASS A    CLASS B   CLASS C

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%     N/A       N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)      See Below#    4.00%     1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees                                       0.75%     0.75%   0.75%
Distribution and Service (12b-1) Fees(1)              0.35%     1.00%   1.00%
Other Expenses(2)(4)                                  2.02%     2.02%   2.02%
                                                      ----      ----    ----
Total Annual Fund Operating Expenses(2)               3.12%     3.77%   3.77%
   Fee Reduction(3)                                  (1.72)%   (1.72)% (1.72)%
                                                      ----      ----    ----
Net Expenses(2)                                       1.40%     2.05%   2.05%

----------
# An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

(3) MFS has agreed in writing to bear the fund's expenses such that "Total Operating Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 1.40% annually for class A shares, 2.05% annually for class B shares and 2.05% annually for class C shares. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs, currency conversion costs and expenses associated with the fund's investing activities. This written agreement will continue until at least February 29, 2008.

(4) "Other Expenses" are based on estimated amounts for the Fund's initial fiscal year.

EXAMPLE OF EXPENSES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The examples assume that:

- You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

- Your investment has a 5% return each year and dividends and other distributions are reinvested; and

- The fund's operating expenses remain the same except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary -- Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

SHARE CLASS                                    YEAR 1   YEAR 3    YEAR 5    YEAR 10
Class A shares                                  $709    $1,330    $1,974    $3,694
Class B shares
   Assuming redemption at end of period         $608    $1,294    $1,999    $3,758
   Assuming no redemption                       $208    $  994    $1,799    $3,758
Class C shares
   Assuming redemption at end of period         $308    $  994    $1,799    $3,901
   Assuming no redemption                       $208    $  994    $1,799    $3,901

III CERTAIN INVESTMENT POLICIES AND RISKS


FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).


TEMPORARY DEFENSIVE POLICY

In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

IV MANAGEMENT OF THE FUND

INVESTMENT ADVISER


Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of the quarter ended December 31, 2006. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


MFS provides investment management and related administrative services and facilities to the fund. MFS has ultimate responsibility to oversee, monitor and evaluate the performance of any sub-adviser and recommend to the Board of Trustees the hiring, termination and replacement of any sub-adviser for the fund. The management fee set forth in the Investment Advisory Agreement is 0.75% annually of the fund's first $1 billion in average daily net assets; 0.65% annually of the fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.60% annually of the fund's average daily net assets in excess of $2.5 billion and up to $5 billion; and 0.50% annually of the fund's average daily net assets in excess of $5 billion.


A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the fund and MFS will be available in the fund's Semi-Annual Report to shareholders for the fiscal year ending April 30, 2007.


Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (IN RE MUTUAL FUNDS INVESTMENT LITIGATION (ALGER, COLUMBIA, JANUS, MFS, ONE GROUP, PUTNAM, ALLIANZ DRESDNER), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include RIGGS V. MFS ET AL., CASE NO. 04-CV-01162-JFM (direct), HAMMERSLOUGH V. MFS ET AL., CASE NO. 04-MD-01620 (derivative), ANITA WALKER V. MFS ET AL., CASE NO. 1:04-CV-01758 (ERISA), and REAVES V. MFS SERIES TRUST I, ET AL., CASE NO. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (FORSYTHE V. SUN LIFE FINANCIAL INC., ET AL., NO. 04CV10584 (GAO) (a consolidated action, first filed on March 25, 2004) and MARCUS DUMOND, ET AL. V. MASSACHUSETTS FINANCIAL SERVS. CO., ET AL., NO. 04CV11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (mfs.com), the following information is generally available to you:

INFORMATION                                                APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                                                --------------------------------------
Fund's top 10 securities holdings as of each month's end   14 days after month end
Fund's full securities holdings as of each month's end     29 days after month end

Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

SUB-INVESTMENT ADVISER

The adviser has engaged a sub-adviser for the fund: Valley Forge Capital Advisors, Inc., (referred to as Valley Forge or the sub-adviser). The sub-adviser has provided investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals since its formation in 2002. Valley Forge is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. For its services, MFS pays the sub-adviser a sub-advisory fee in an amount equal to 0.35% annually of the first $1 billion of the fund's average daily net assets; 0.30% annually of the fund's average daily net assets in excess of $1 billion and up to $2.5 billion; 0.25% annually of the fund's average daily net assets in excess of $2.5 billion and up to $5 billion; and 0.20% annually of the fund's average daily net assets in excess of $5 billion. The fund is not responsible for paying a sub-advisory fee.

The fund may rely upon an exemptive order from the SEC that permits the Adviser, subject to the approval of the fund's Board of Trustees, without shareholder approval, to materially amend existing sub-advisory agreements or to enter into new sub-advisory agreements with sub-advisers that are not affiliated with MFS. The fund's initial shareholder has approved reliance by the fund on the exemptive order. Fund shareholders will be notified of any sub-adviser changes in the future.

PORTFOLIO MANAGER

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.


PORTFOLIO MANAGER      PRIMARY ROLE       SINCE      TITLE AND FIVE YEAR HISTORY
-----------------      ------------       -----      ---------------------------
G. Michael Mara     Portfolio Manager   Inception   President of Valley Forge
                                                    Capital Advisors, Inc. since
                                                    2002; employed in the
                                                    investment management area
                                                    of Millennium Bank from 2000
                                                    to 2004.


ADMINISTRATOR

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including payments made to affiliated and unaffiliated service providers that provide certain accounting, network, subtransfer agent and other shareholder services (shareholder servicing payments) and out-of-pocket expenses, plus a target profit margin.

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V DESCRIPTION OF SHARE CLASSES


The fund offers class A, class B and class C shares through this prospectus.


SALES CHARGES

You may be subject to an initial sales charge when you purchase class A shares, or a contingent deferred sales charge (CDSC), when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC are described below under the heading "Calculation of CDSC."

If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from sales charges paid from your investment, Rule 12b-1 distribution and service fees or administrative fees payable by the fund, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

CLASS A SHARES

You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of purchase. Class A shares have annual distribution and service fees up to a maximum of 0.35% of average daily net assets.

PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                       SALES CHARGE* AS PERCENTAGE OF:
                                    ------------------------------------
AMOUNT OF PURCHASE                  OFFERING PRICE   NET AMOUNT INVESTED

Less than $50,000                        5.75%              6.10%
$50,000 but less than $100,000           4.75               4.99
$100,000 but less than $250,000          3.75               3.90
$250,000 but less than $500,000          2.75               2.83
$500,000 but less than $1,000,000        2.00               2.04
$1,000,000 or more                       None**             None**

----------
* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**   A 1% CDSC will apply to such purchases, as discussed below.

Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

CLASS A SALES CHARGE WAIVERS OR REDUCTIONS

Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                     INVESTMENTS ELIGIBLE FOR:
                                  ------------------------------
                                  WAIVED SALES   REDUCED INITIAL
PROGRAM                               CHARGE       SALES CHARGE
----------------------------------------------------------------
Letter of Intent                                         X
Right of Accumulation                                    X
Automatic Exchange Plan                 X*
Exchange Privilege                      X*
Dividend Reinvestment                   X
Distribution Investment Program         X
Other Sales Charge Waivers              X

----------
* Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). For each purchase you make under the LOI, you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

Only purchases made at the same time as or after the LOI may be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

     LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

     -    Individual accounts;

     -    Joint accounts;

     - Trust accounts of which you, your spouse or child under the age of 21 is the grantor;

     -    MFS 529 College Savings Plan accounts;

     -    Certain single participant retirement plan accounts;

     -    Certain Individual Retirement Accounts;

     -    UGMA/UTMA accounts; and

     - Accounts held in the name of your financial intermediary on your behalf except accounts investing in W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer at the time of your current purchase must be the broker-dealer for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     - Shares held indirectly through financial intermediaries other than the broker-dealer for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

     - Shares held directly in a MFS fund account on which the broker-dealer is different than the broker-dealer for your current purchase.

It is your responsibility to inform the broker-dealer for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006 will remain linked to the extent the broker-dealer information for such accounts is not modified. In the event you change the broker-dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.


AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in your account in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the Fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify or add waivers at any time without prior notice.

CLASS B SHARES

You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets.

The CDSC is imposed according to the following schedule:

                                     CONTINGENT DEFERRED
YEARS OF REDEMPTION AFTER PURCHASE       SALES CHARGE
--------------------------------------------------------
First                                         4%
Second                                        4%
Third                                         3%
Fourth                                        3%
Fifth                                         2%
Sixth                                         1%
Seventh and following                         0%

If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

CLASS C SHARES

You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within 12 months of your purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of average daily assets. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS

Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs or waivers, which is available to you free of charge, in the SAI and on the funds' website at mfs.com. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in your account in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the Fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.


DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge.


SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of class A, class B or class C shares. For Class B or Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.


OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B and/or class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time without prior notice.

CALCULATION OF CDSC

As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class C shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year, and redemption of those shares made on or after August 1 of the following calendar year will not be subject to the CDSC.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

DISTRIBUTION AND SERVICE FEES

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees to support the sale and distribution of class A, class B and class C shares and/or the services provided by financial intermediaries. These distribution and/or service fees are equal on an annual basis to the following maximum percentages of average daily net assets of the following share classes:
0.35% for class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee) and 1.00% for class B and class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee). These fees are paid out of the assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. For more information regarding the fund's Rule 12b-1 Plan, see the SAI.


FINANCIAL INTERMEDIARY COMPENSATION


The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record-keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.


In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES


You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes".


HOW TO PURCHASE SHARES

INITIAL PURCHASE. You can establish an account by having your financial intermediary process your purchase.

The minimum initial investment is $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $250 per account. Also, in the following circumstances, the minimum initial investment is only $50 per account:

-    if you establish an automatic investment plan;

-    if you establish an automatic exchange plan; or

-    if you establish an account under either:

     - tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

     -    employer sponsored investment programs.

MFS may waive initial minimums for certain types of investors and investments.

Purchases of class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for class B share purchases or $999,999 for class C share purchases, you will not be able to purchase class B or class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included. Please see the discussion under "Linking Accounts for LOI and ROA" above.

The fund or its agents may at their discretion accept a purchase request for class B or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances including but not limited to purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

ADDING TO YOUR ACCOUNT. There are several easy ways that you can make additional investments to your account:

     -    ask your financial intermediary to purchase shares on your behalf;

     - wire additional investments through your bank (call MFSC first for instructions);

     - authorize transfers by phone between your bank account and your MFS account. The maximum purchase amount for this method is $100,000. You must elect this privilege on your account application if you wish to use it; or

     -    send a check with the returnable portion of your statement.

Generally there is no minimum for additional investments except there is generally a $50 minimum for additional investments by check and through automatic exchange plans.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

TRANSFER ON DEATH REGISTRATIONS. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.


VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the new net asset value next calculated after the account is closed. Any applicable CDSC will be assessed.


HOW TO EXCHANGE SHARES

EXCHANGE PRIVILEGE. You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). MFS may waive the minimum exchange amount for certain types of investors and investments. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, if applicable, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges and transactions involving the MFS Fixed Fund. In addition, class A shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus).

Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the New York Stock Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations."

REDEEMING DIRECTLY THROUGH MFSC

- BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

- BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

- ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application and establish a personal identification number
     (PIN) on MFS Access to use this service.


- SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of class A, class B or class C shares. For Class B or Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to Class B shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter and with respect to Class C shares, determined at the time the plan is established). For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.


REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

OTHER CONSIDERATIONS


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds have adopted the purchase and exchange limitation policies described below, which they believe are reasonably designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter its policies at any time without notice to shareholders.

PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, the MFS funds or their agents may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the Fund, dilute the value of an investment in the fund long-term shareholders, or otherwise not be in the fund's best interests. This policy applies to transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

SPECIFIC EXCHANGE AND PURCHASE LIMITATIONS. The MFS funds, through their agents, will undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes two exchanges (provided that each transaction exceeds $5,000 in value) out of an account in an MFS fund during a calendar quarter. This policy does not apply to exchanges:

- out of the MFS money market funds; however, as noted above, the MFS funds may restrict, reject or cancel any purchase or exchange order if the funds or their agents determine that accepting the order could interfere with efficient management of a fund's portfolio or otherwise not be in the fund's best interest; and

- initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).


In addition, the funds and their agents may make exceptions to this policy if, in their judgment, the transaction does not represent frequent trading or interfere with the efficient management of a fund's portfolio, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds and their agents to prevent frequent trading, there is no assurance that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

In addition, the MFS funds receive purchase, exchange, and redemption orders through financial intermediaries and the MFS funds and their agents cannot always identify or reasonably detect frequent trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund. The MFS funds' ability to impose these limitations on shares held through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediary's cooperation in implementing this policy. Accordingly, depending upon the composition of a fund's shareholder accounts and in light of efforts made by certain shareholders to evade these limitations, the MFS funds and their agents may not be in a position to monitor and enforce these limitations with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail frequent trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

In addition, to the extent that fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of timezone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

To the extent that a fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

VII OTHER INFORMATION

PRICING OF FUND SHARES

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

- MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

- your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

DISTRIBUTIONS

The fund intends to distribute substantially all of its net income (including any capital gains) to shareholders as dividends at least annually.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts, and you may change your distribution option as often as you desire by notifying
MFSC:

- Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

- Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

-    Dividend and capital gain distributions in cash.

- Dividend and capital gain distributions reinvested into the same class of shares of another MFS fund.


The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.


The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.


Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, if some or all of the fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.


Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.


The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

ANTI-MONEY LAUNDERING RESTRICTIONS


Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

UNIQUE NATURE OF FUND

MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

VIII FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. This table details the financial performance of the Penn Street Advisors Sector Rotational Portfolio, the fund's predecessor, for the past five years (or, if shorter, the period of the fund's operations). On January 3, 2007, the fund acquired all of the assets of the Penn Street Advisors Sector Rotational Portfolio pursuant to an agreement and plan of reorganization in exchange for Class A and Class C shares of the fund. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the predecessor fund's independent registered public accounting firm, whose report, together with the predecessor fund's financial statements, are included in the predecessor fund's Annual Report to shareholders. The predecessor fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The predecessor fund's independent registered public accounting firm was Briggs, Bunting & Dougherty, LLP. The fund's independent registered public accounting firm is Ernst & Young LLP.

                                                             YEARS ENDED 10/31
                                             ------------------------------------------------
                                                2006       2005      2004      2003     2002
---------------------------------------------------------------------------------------------
Class A
Net Asset Value, Beginning of Year           $ 16.77    $ 15.10    $13.11    $10.39    $10.67
                                             -------    -------    ------    ------    ------
Income from investment operations
   Net investment loss                         (0.03)     (0.06)    (0.08)    (0.10)    (0.09)
   Net realized and unrealized gain/(loss)
      on investments                            1.84       2.34      2.07      2.82     (0.19)
                                             -------    -------    ------    ------    ------
         Total from investment operations       1.81       2.28      1.99      2.72     (0.28)
                                             -------    -------    ------    ------    ------
Less dividends and distributions
   Distributions from net realized
      capital gains                            (1.08)     (0.61)       --        --        --
                                             -------    -------    ------    ------    ------
         Total dividends and distributions     (1.08)     (0.61)       --        --        --
Net Asset Value, End of Year                 $ 17.50    $ 16.77    $15.10    $13.11    $10.39
                                             =======    =======    ======    ======    ======
TOTAL RETURN                                   11.22%     15.33%    15.18%    26.18%    (2.62)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in thousands)    $15,405    $11,078    $6,711    $4,446    $3,127
   Ratio of expenses to average net assets
      Before reimbursement of expenses
         by advisor                             2.90%      2.82%     2.62%     2.40%     2.23%
      After reimbursement of expenses
         by advisor                             1.75%      1.75%     1.75%     1.75%     1.75%
   Ratio of net investment loss to
      average net assets
      Before reimbursement of expenses
         by advisor                            (1.34)%    (1.46)%   (1.42)%   (1.54)%   (1.25)%
      After reimbursement of expenses
         by advisor                            (0.19)%    (0.39)%   (0.55)%   (0.89)%   (0.77)%
Portfolio Turnover Rate                          168%       107%      133%      100%      137%

                                                     YEARS ENDED 10/31
                                                --------------------------
                                                 2006      2005      2004*
--------------------------------------------------------------------------
Class C
Net Asset Value, Beginning of Year              $16.78    $15.11    $14.64
                                                ------    ------    ------
Income from investment operations
   Net investment loss                           (0.12)    (0.04)    (0.13)
   Net realized and unrealized gain/(loss) on
      investments                                 1.80      2.32      0.60
                                                ------    ------    ------
         Total from investment operations         1.68      2.28      0.47
                                                ------    ------    ------
Less dividends and distributions
   Distributions from net realized
      capital gains                              (1.08)    (0.61)       --
                                                ------    ------    ------
         Total dividends and distributions       (1.08)    (0.61)       --
Net Asset Value, End of Year                    $17.38    $16.78    $15.11
                                                ------    ------    ------
TOTAL RETURN                                     10.40%    15.31%     3.21%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in thousands)       $  139    $   39    $    0(3)
   Ratio of expenses to average net assets
      Before reimbursement of expenses
         by advisor                               3.65%     3.57%     3.37%(1)
      After reimbursement of expenses
         by advisor                               2.50%     2.50%     2.50%(1)
   Ratio of net investment loss to
      average net assets
      Before reimbursement of expenses
         by advisor                              (2.09)%   (2.21)%   (2.17)%(1)
      After reimbursement of expenses
         by advisor                              (0.94)%   (1.14)%   (1.30)%(1)
Portfolio Turnover Rate                            168%      107%      133%


----------


*    Commenced operations on March 1, 2004

(1)  Annualized

(2)  Not Annualized

(3)  Net Assets as of October 31, 2004 were $103

APPENDIX A

INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective, the MFS Sector Rotational Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check |X| mark. However, the fund may not use all these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash |_| mark. Investment techniques and practices which are the principal focus of the fund are described together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

                                  |X| FUND USES, OR CURRENTLY   |_| PERMITTED, BUT THE FUND DOES
SYMBOLS                                 ANTICIPATES USING           NOT CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------------------------
Debt Securities
   Asset-Backed Securities
      Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                                |_|
      Corporate Asset-Backed Securities                                         |_|
      Mortgage Pass-Through Securities                                          |_|
      Stripped Mortgage-Backed Securities                                       |_|
   Corporate Securities                                                         |_|
   Loans and Other Direct Indebtedness                                          |_|
   Lower Rated Bonds                                                            |_|
   Municipal Bonds                                                              |_|
   U.S. Government Securities                                                   |X|
   Variable and Floating Rate Obligations                                       |X|
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                     |_|
Equity Securities                                                               |X|
Foreign Securities Exposure
   Brady Bonds                                                                  |_|
   Depositary Receipts                                                          |X|
   Dollar-Denominated Foreign Debt Securities                                   |_|
   Emerging Markets                                                             |X|
   Foreign Securities                                                           |X|
Forward Contracts                                                               |X|
Futures Contracts                                                               |X|
Indexed Securities/Structured Products                                          |_|

                                           |X| FUND USES, OR CURRENTLY   |_| PERMITTED, BUT THE FUND DOES
SYMBOLS                                        ANTICIPATES USING             NOT CURRENTLY ANTICIPATE USING
-----------------------------------------------------------------------------------------------------------
Inverse Floating Rate Obligations                                                       |_|
Investment in Other Investment Companies
   Open-End Funds                                                                       |X|
   Closed-End Funds                                                                     |X|
Lending of Portfolio Securities                                                         |X|
Leveraging Transactions
   Bank Borrowings                                                                      |_|
   Mortgage "Dollar-Roll" Transactions                                                  |X|
   Reverse Repurchase Agreements                                                        |_|
Options
   Options on Foreign Currencies                                                        |X|
   Options on Futures Contracts                                                         |X|
   Options on Securities                                                                |X|
   Options on Stock Indices                                                             |X|
   Reset Options                                                                        |_|
   "Yield Curve" Options                                                                |_|
Repurchase Agreements                                                                   |X|
Short Sales                                                                             |X|
Short Term Instruments                                                                  |X|
Swaps and Related Derivative Instruments                                                |_|
Temporary Borrowings                                                                    |X|
Temporary Defensive Positions                                                           |X|
"When-issued" Securities                                                                |X|

MFS(R) SECTOR ROTATIONAL FUND

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS(R) Sector Rotational Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2006 as revised March 1, 2007, provides more detailed information about the fund and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116-3741
     Telephone: 1-800-225-2606
     Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     100 F Street, NE
     Room 1580
     Washington, D.C., 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-5850. Reports and other information about the fund are available on the EDGAR Database, on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

     The fund's Investment Company Act file number is 811-21780


                                                                   MSR-PRO-03/07

MFS(R) SECTOR ROTATIONAL FUND

NOVEMBER 1, 2006 AS REVISED MARCH 9, 2007

[MFS(R) LOGO]                                            STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                                INFORMATION

A SERIES OF MFS SERIES TRUST XII
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated November 1, 2006 as revised March 9, 2007. This SAI should be read in conjunction with the Prospectus. You may obtain a copy of the Fund's Prospectus without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

MSR-SAI-03/07

STATEMENT OF ADDITIONAL INFORMATION

PART I

PART I OF THIS SAI CONTAINS INFORMATION THAT IS PARTICULAR TO THE FUND.

TABLE OF CONTENTS                                                           PAGE

I    Definitions                                                               1

II   Management of the Fund                                                    1
     The Fund                                                                  1
     Trustees and Officers -- Identification and Background                    1
     Trustee Compensation and Committees                                       1
     Portfolio Managers                                                        1
     Affiliated Service Provider Compensation                                  1

III  Sales Charges and Distribution Plan Payments                              1
     Sales Charges                                                             1
     Distribution Plan Payments                                                1

IV   Portfolio Transactions and Brokerage Commissions                          1

V    Share Ownership                                                           1

VI   Investment Techniques, Practices, Risks and Restrictions                  1
     Investment Techniques, Practices and Risks                                1
     Investment Restrictions                                                   2

VII  Tax Considerations                                                        2

VIII Independent Registered Public Accounting Firm and Financial
     Statements                                                                2

     Appendix A -- Trustee Compensation and Committees                       A-1

     Appendix B -- Affiliated Service Provider Compensation                  B-1

     Appendix C -- Portfolio Manager                                         C-1

     Appendix D -- Sales Charges and Distribution Plan Payments              D-1

     Appendix E -- Portfolio Transactions and Brokerage Commissions          E-1

     Appendix F -- Share Ownership                                           F-1

I    DEFINITIONS

     "Fund" -- MFS Sector Rotational Fund, a series of the Trust.

     "Trust" -- MFS Series Trust XII, a Massachusetts business trust, organized on June 27, 2005.

     "MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

     "Valley Forge" or the "Sub-Adviser" -- Valley Forge Capital Advisors, Inc., a Delaware corporation.

     "MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" -- MFS Service Center, Inc., a Delaware corporation.

     "Prospectus" -- The Prospectus of the Fund, dated November 1, 2006, as revised March 9, 2007.

II   MANAGEMENT OF THE FUND

     THE FUND

     The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and officers of the Trust are set forth in APPENDIX E to Part II.

     TRUSTEE COMPENSATION AND COMMITTEES

     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in APPENDIX A to this Part I.

     PORTFOLIO MANAGERS

     Information regarding the Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in APPENDIX C to this Part I.

     AFFILIATED SERVICE PROVIDER COMPENSATION

     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory, administrative services, to Valley Forge, for sub-investment advisory services (paid by MFS) and to MFSC, for transfer agency services -- for certain specified periods, is set forth in APPENDIX B to this Part I.

III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES

     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in APPENDIX D to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS

     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in APPENDIX D to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in APPENDIX E to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser and/or Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers. From time to time, each of the Adviser and/or Sub-Adviser prepares a list of broker-dealer firms that have been determined by the Adviser or Sub-Adviser to provide valuable Research as determined periodically by the Adviser's or Sub-Adviser's respective investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). Each of the Adviser and the Sub-Adviser has adopted policies and procedures regarding allocation of brokerage commissions to Research Firms. The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in APPENDIX E to this Part I.

V    SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in APPENDIX F to this Part I.

VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder


                                    Part I-1

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     approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

     INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are described in APPENDIX F to Part II.

VII  TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.

VIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     Ernst & Young LLP is the Fund's independent registered public accounting firm, providing audit services and tax services with respect to the preparation of filings with the Securities and Exchange Commission.

     The Portfolio of Investments and the Statement of Assets and Liabilities at October 31, 2006, the Statement of Operations for the year ended October 31, 2006, the Statement of Changes in Net Assets for the year ended October 31, 2006, and the Notes to Financial Statements, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Briggs, Bunting & Dougherty, the predecessor fund's independent registered public accounting firm, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


                                    Part I-2

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PART I -- APPENDIX A

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

TRUSTEE COMPENSATION TABLE

                                         RETIREMENT
                                          BENEFITS          TOTAL
                            TRUSTEE        ACCRUED       TRUSTEE FEES
                           FEES FROM     AS PART OF     FROM FUND AND
TRUSTEES                  THE FUND(1)   FUND EXPENSE   FUND COMPLEX(2)
----------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning             N/A            N/A               N/A
Robert C. Pozen               N/A            N/A               N/A

NON-INTERESTED TRUSTEES
Robert E. Butler              N/A            N/A          $210,289
Lawrence H. Cohn, M.D         N/A            N/A          $208,289
David H. Gunning              N/A            N/A          $219,642
William R. Gutow              N/A            N/A          $208,289
Michael Hegarty               N/A            N/A          $209,289
J. Atwood Ives                N/A            N/A          $285,289
Amy B. Lane(3)                N/A            N/A          $ 50,423
Lawrence T. Perera            N/A            N/A          $228,289
J. Dale Sherratt              N/A            N/A          $250,289
Laurie J. Thomsen             N/A            N/A          $209,289
Robert W. Uek                 N/A            N/A          $227,789

----------
(1)  The Fund is newly organized and has not paid fees to the Trustees.

(2) Information provided is for calendar year 2006. Each Trustee receiving compensation served as Trustee of 97 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2006, of approximately $102 billion).

(3)  Ms. Lane retired as a Trustee of the MFS Funds on February 22, 2006.

RETIREMENT BENEFIT DEFERRAL PLAN -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though an equivalent amount had been invested in Class A shares of the applicable Fund. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general insecured obligation.


                                   Part I-A-1

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COMMITTEES

The Board has established the following Committees:

                         NUMBER OF MEETINGS
  NAME OF COMMITTEE    IN LAST FISCAL YEAR(1)                       FUNCTIONS                              CURRENT MEMBERS(2)
  -----------------    ----------------------                       ---------                              ------------------
AUDIT COMMITTEE                   11            Oversees the accounting and auditing procedures   Butler*, Sherratt*, Gutow*,
                                                of the Fund and, among other things, considers    Thomsen* and Uek*
                                                the selection of the independent accountants
                                                for the Fund and the scope of the audit, and
                                                considers the effect on the independence of
                                                those accountants of any non-audit services
                                                such accountants provide to the Fund and any
                                                audit or non-audit services such accountants
                                                provide to other MFS Funds, MFS and/or certain
                                                affiliates. The Committee is also responsible
                                                for establishing procedures for the receipt,
                                                retention and treatment of complaints received
                                                by the Fund regarding accounting, internal
                                                accounting controls or auditing matters and the
                                                confidential, anonymous submission of concerns
                                                regarding questionable Fund accounting matters
                                                by officers of the Fund and employees of the
                                                Fund's investment adviser, administrator,
                                                principal underwriter or any other provider of
                                                accounting-related services to the Fund.

COMPLIANCE AND                    8             Oversees the development and implementation of    Butler*, Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                            the Fund's regulatory and fiduciary compliance    and Sherratt*
                                                policies, procedures and practices under the
                                                1940 Act and other applicable laws as well as
                                                oversight of compliance policies of the Fund's
                                                investment adviser and certain other service
                                                providers as they relate to Fund activities.
                                                The Fund's Independent Chief Compliance Officer
                                                reports directly to the Committee and assist
                                                the Committee in carrying out its
                                                responsibilities. In addition, the Committee
                                                advises and makes recommendations to the Board
                                                on matters concerning Trustee practices and
                                                recommendations concerning the functions and
                                                duties of the committees of the Board.

CONTRACTS REVIEW                  4             Requests, reviews and considers the information   All non-interested Trustees of the
COMMITTEE                                       deemed reasonably necessary to evaluate the       Board (Butler, Cohn, Gunning,
                                                terms of the investment advisory and principal    Gutow, Hegarty, Ives, Perera,
                                                underwriting agreements and the Plan of           Sherratt, Thomsen and Uek)
                                                Distribution under Rule 12b-1 that the Fund
                                                proposes to renew or continue, and to make its
                                                recommendations to the full Board of Trustees
                                                on these matters.


                                  Part I - A-2

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
                         NUMBER OF MEETINGS
  NAME OF COMMITTEE    IN LAST FISCAL YEAR(1)                       FUNCTIONS                              CURRENT MEMBERS(2)
  -----------------    ----------------------                       ---------                              ------------------
SERVICES CONTRACTS                6             Reviews and evaluates the contractual             Gunning*, Ives* (ex-officio
COMMITTEE                                       arrangements of the Fund relating to transfer     member), Sherratt*, Thomsen* and
                                                agency, administrative services, custody,         Uek*
                                                pricing and bookkeeping services and lending of
                                                portfolio securities and makes recommendations
                                                to the full Board of Trustees on these matters.

NOMINATION AND                    3             Recommends qualified candidates to the Board in   All non-interested Trustees of the
COMPENSATION                                    the event that a position is vacated or           Board (Butler, Cohn, Gunning,
COMMITTEE                                       created. The Committee will consider              Gutow, Hegarty, Ives, Perera,
                                                recommendations by shareholders when a vacancy    Sherratt, Thomsen and Uek)
                                                exists. Shareholders wishing to recommend
                                                candidates for Trustee for consideration by the
                                                Committee may do so by writing to the Fund's
                                                Secretary at the principal executive office of
                                                the Fund. Such recommendations must be
                                                accompanied by biographical and occupational
                                                data on the candidate (including whether the
                                                candidate would be an "interested person" of
                                                the Fund), a written consent of the candidate
                                                to be named as a nominee and to serve as
                                                Trustee if elected, record and ownership
                                                information for the recommending shareholder
                                                with respect to the Fund, and a description of
                                                any arrangements or understandings regarding
                                                recommendation of the candidate for
                                                consideration. The Committee is also
                                                responsible for making recommendations to the
                                                Board regarding any necessary standards or
                                                qualifications for service on the Board. The
                                                Committee also reviews and makes
                                                recommendations to the Board regarding
                                                compensation for the non-interested Trustees.

PORTFOLIO TRADING                 7             Oversees the policies, procedures, and            Cohn*, Gunning*, Hegarty*, and
AND MARKETING                                   practices of the Fund with respect to brokerage   Perera*
REVIEW COMMITTEE                                transactions involving portfolio securities as
                                                those policies procedures, and practices are
                                                carried out by MFS and is affiliates. The
                                                Committee also oversees the administration of
                                                the Fund's proxy voting policies and procedures
                                                by MFS. In addition, the Committee receives
                                                reports from MFS regarding the policies,
                                                procedures, and practices of MFS and its
                                                affiliates in connection with their marketing
                                                and distribution of shares of the Fund.


                                  Part I - A-3

                         NUMBER OF MEETINGS
  NAME OF COMMITTEE    IN LAST FISCAL YEAR(1)                       FUNCTIONS                              CURRENT MEMBERS(2)
  -----------------    ----------------------                       ---------                              ------------------
PRICING COMMITTEE                 8             Oversees the determination of the value of the    Hegarty*, Perera*, Thomsen* and
                                                portfolio securites and other assets held by      Uek
                                                the Fund and determines or causes to be
                                                determined the fair value of securities and
                                                assets for which market quotations are not
                                                "readily available" in accordance with the
                                                1940 Act. The Committee delegates primary
                                                responsibility for carrying out these functions
                                                to MFS and MFS' internal valuation committee
                                                pursuant to pricing policies and procedures
                                                approved by the Committee and adopted by the
                                                full Board, which include methodologies to be
                                                followed by MFS to determine the fair values of
                                                portfolio securites and other assets held by
                                                the Fund for which market quotations are not
                                                readily available. The Committee meets
                                                periodically with the members of MFS' internal
                                                valuation committee to review and assess the
                                                quality of fair valuation and other pricing
                                                determinations made pursuant to the Fund's
                                                pricing policies and procedures, and to review
                                                and assess the policies and procedures
                                                themselves. The Committee also exercises the
                                                responsibilities of the Board under the
                                                Amortized Cost Valuation Procedures approved by
                                                the Board on behalf of each Fund which holds
                                                itself out as a "money market fund" in
                                                accordance with Rule 2a-7 under the 1940 Act.

----------
(1) The Fund is newly organized. These numbers reflect meetings held for the MFS Family of Funds.

(2)  The Trustees' Identification and Background are set forth in Appendix E to
     Part II.

*    Non-interested or independent Trustees.


                                   Part I - A-4

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PART I -- APPENDIX B

AFFILIATED SERVICE PROVIDER COMPENSATION

The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix D.

                                               NET AMOUNT        NET AMOUNT                                   AGGREGATE
                     NET AMOUNT                 PAID TO          PAID TO MFS       NET AMOUNT                AMOUNT PAID
                     PAID TO MFS   AMOUNT   VALLEY FORGE FOR     FOR GENERAL      PAID TO MFSC     AMOUNT      TO MFS,
                    FOR ADVISORY   WAIVED     SUB-ADVISORY     ADMINISTRATIVE     FOR TRANSFER     WAIVED   VALLEY FORGE
FISCAL YEAR ENDED     SERVICES     BY MFS       SERVICES          SERVICES      AGENCY SERVICES   BY MFSC     AND MFSC
------------------------------------------------------------------------------------------------------------------------
N/A*

----------
* The Fund is newly organized and has not made compensation payments to its affiliated service providers as of the date of this SAI.


                                  Part I - B-1

PART I -- APPENDIX C

PORTFOLIO MANAGER

COMPENSATION - VALLEY FORGE

The portfolio manager of the Fund may receive a base salary or bonus from the Sub-Adviser. The portfolio manager is, however, majority owner of the Sub-Adviser and is entitled to receive distributions from the Sub-Adviser's net profits. Finally, the portfolio manager is presented with a benefit package including health coverage insurance, which is available to other employees of the Sub-Adviser on substantially similar terms.

OWNERSHIP OF FUND SHARES.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the date of this SAI. The following dollar ranges apply:

     N.   None

     A.   $1 - $10,000

     B.   $10,001 - $50,000

     C.   $50,001 - $100,000

     D.   $100,001 - $500,000

     E.   $500,001 - $1,000,000

     F.   Over $1,000,000

                            DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER     SECURITIES IN FUND
--------------------------------------------------
G. Michael Mara                        D

                                  Part I - C-1

OTHER ACCOUNTS.

In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of October 15, 2006, were as follows:

                  REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                  -------------------------------   --------------------------------   ------------------------
                     NUMBER OF                           NUMBER OF                     NUMBER OF
NAME                  ACCOUNTS   TOTAL ASSETS             ACCOUNTS   TOTAL ASSETS       ACCOUNTS   TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------
G. Michael Mara           0           N/A                    1       $7.3 million          13      $125 million

With respect to the accounts identified in the table above, G. Michael Mara manages one pooled investment vehicle with assets totaling $7.3 million for which advisory fees are based in part on the performance of the accounts

POTENTIAL CONFLICTS OF INTEREST.

Each of the Adviser (MFS) and the Sub-Adviser (Valley Forge) seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and each has adopted policies and procedures designed to address such potential conflicts.

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser, the Sub-Adviser or their subsidiaries, respectively. Each of the Adviser and Sub-Adviser has adopted policies and procedures regarding aggregation of trade orders and allocation of investment opportunities. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

     Similarly, when the Adviser or Sub-Adviser has two or more clients simultaneously engaged in the purchase or sale of the same security, the Adviser or Sub-Adviser allocates the securities among its respective clients in a manner believed by MFS or the Sub-Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS and the Sub-Adviser believe that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

     Neither MFS nor the Sub-Adviser receives a performance fee for its management of the Fund. MFS, the Sub-Adviser and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.


                                Part I - C-2

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PART I -- APPENDIX D

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES

The fund is newly organized and has not paid sales charges as of the date of this SAI.

                   CLASS A INITIAL SALES CHARGES:     CDSC PAID TO MFD ON:

                            RETAINED   REALLOWED   CLASS A  CLASS B  CLASS C
FISCAL YEAR ENDED    TOTAL   BY MFD   TO DEALERS    SHARES   SHARES   SHARES
----------------------------------------------------------------------------
N/A                   N/A      N/A       N/A         N/A      N/A     N/A

DEALER REALLOWANCES

As shown above, MFD pays (or "reallows") a portion of the Class A shares' initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                     DEALER REALLOWANCE AS A
        AMOUNT OF PURCHASE          PERCENT OF OFFERING PRICE

Less than $50,000                             5.00%
$50,000 but less than $100,000                4.00%
$100,000 but less than $250,000               3.00%
$250,000 but less than $500,000               2.25%
$500,000 but less than $1,000,000             1.75%
$1,000,000 or more                            None**

----------
**   A CDSC will apply to such purchase for Class A shares only.

DISTRIBUTION PLAN PAYMENTS

The fund made the following Distribution Plan payments:

                    AMOUNT OF DISTRIBUTION AND SERVICE FEES:

CLASS OF SHARES  PAID BY FUND  RETAINED BY MFD  PAID TO DEALERS
---------------------------------------------------------------
N/A*                 N/A             N/A              N/A

Amounts retained by MFD represent fees paid to MFD but not yet reallowed to intermediaries as of the close of the period, compensation to MFD for commissions advanced by MFD to financial intermediaries upon sale of Fund shares and compensation for MFD's distribution and shareholder servicing costs.

----------
* The Fund is newly organized and has not made payments under the Distribution Plan as of the date of this SAI.


                                  Part I - D-1

PART I -- APPENDIX E

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS

The following brokerage commissions were paid by the Fund during the specified time periods:

                  BROKERAGE COMMISSIONS
FISCAL YEAR END        PAID BY FUND
---------------------------------------
N/A*

SECURITIES ISSUED BY REGULAR BROKER-DEALERS

The Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values:

BROKER-DEALER   VALUE OF SECURITIES
-----------------------------------
N/A*

TRANSACTIONS FOR RESEARCH SERVICES

The Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser and/or the Sub-Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of the business with such Research Firms.(1)

DOLLAR AMOUNT OF      COMMISSIONS PAID
TRANSACTIONS FOR    ON TRANSACTIONS FOR
RESEARCH SERVICES    RESEARCH SERVICES
---------------------------------------
N/A*

----------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

* The Fund is newly organized and has not paid brokerage commissions, purchased securities issued by regular broker-dealers or allocated transactions to Research Firms as of the date of this SAI.


                                  Part I - E-1

PART I -- APPENDIX F

SHARE OWNERSHIP

OWNERSHIP BY TRUSTEES AND OFFICERS

As of February 5, 2007 the current Trustees and Officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by current Trustees in the MFS Family of Funds, as of December 31, 2006.

The following dollar ranges apply:

     N.   None

     A.   $1 - $10,000

     B.   $10,001 - $50,000

     C.   $50,001 - $100,000

     D.   Over $100,000

                                                    AGGREGATE DOLLAR RANGE OF
                          DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE             SECURITIES IN FUND      FUNDS OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning                    N                           D
Robert C. Pozen                      N                           D

NON-INTERESTED TRUSTEES
Robert E. Butler                     N                           D
Lawrence H. Cohn, M.D.               N                           D
David H. Gunning                     N                           D
William R. Gutow                     N                           D
Michael Hegarty                      N                           D
J. Atwood Ives                       N                           D
Lawrence T. Perera                   N                           D
J. Dale Sherratt                     N                           D
Laurie J. Thomsen                    N                           D
Robert W. Uek                        N                           D

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of February 5, 2007, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.


NAME AND ADDRESS OF INVESTOR    PERCENTAGE OWNERSHIP
----------------------------------------------------
Massachusetts                          67.67%
 Financial
  Services
Attn: Joseph Lynch
500 Boylston St., Fl. 6
Boston, MA 02116

                                  Part I - F-1

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies those investors who own 5% or more of any class of the Fund's shares as of February 5, 2007. All holdings are of record unless indicated otherwise.

NAME AND ADDRESS OF INVESTOR OWNERSHIP     PERCENTAGE
-------------------------------------------------------------------
Massachusetts Financial Services Company   68.50% of Class A Shares
Attn: Joseph Lynch                         56.72% of Class B Shares
500 Boylston St., 6th Floor                22.52% of Class C Shares
Boston, MA 02115

Harley Co.                                  9.68% of Class A Shares
PO Box 195
Harleysville, PA 19438

Merrill, Lynch, Pierce, Fenner & Smith     37.22% of Class B Shares
For the Sole Benefit of its Customers      20.16% of Class C Shares
4800 Deer Lake Drive East
Jacksonville, FL 32246

George P. Cave                             11.69% of Class C Shares
Attn: C. Giorgi VP-RSI
MFS Investment Management
500 Boylston Street
Boston, MA 02116

Southwest Securities Inc. FBO              6.76% of Class C Shares
Steven R. Miller
Southwest Securities Inc.
As IRA Rollover Custodian
PO Box 509002
Dallas, TX 75250

Pershing LLC                               12.28% of Class C Shares
PO Box 2052
Jersey City, NJ 07303

                                  Part I - F-2

                             MFS(R) SERIES TRUST XII

                          MFS(R) SECTOR ROTATIONAL FUND
                                     PART C

ITEM 23.  EXHIBITS:

          1  (a) Declaration of Trust, dated June 29, 2005. (8)


             (b) Amendment, dated March 16, 2006, to the Declaration of Trust designating MFS Sector Rotational Fund as a new series of the Trust. (13)

             (c) Amendment, dated July 5, 2006, to the Declaration of Trust designating new Class B shares for the MFS Sector Rotational Fund. (13)


          2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (9)

             (b) Appendix A, dated June 28, 2005 as revised, February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002. (11)

          3       Form of Share Certificate for Classes of Shares. (8)

          4  (a)  Investment Advisory Agreement for the Registrant, dated July
                  26, 2005 on behalf of MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund. (9)


             (b) Investment Advisory Agreement, dated July 26, 2006, on behalf of MFS Sector Rotational Fund; filed herewith.

             (c) Investment Sub-Advisory Agreement, dated December 29, 2006, for the Registrant on behalf of MFS Sector Rotational Fund; filed herewith.

          5  (a)  Distribution Agreement for MFS Series Trust XII, dated July
                  26, 2005. (13)

             (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (2)


          6       Not Applicable.

          7  (a)  Master Custodian Agreement between the Registrant and State
                  Street Bank & Trust Company, dated December 18, 2006. (1)

             (b) Fund Accounting Agreement between the Registrant and State Street Bank & Trust Company, dated December 18, 2006. (1)


          8  (a)  Shareholder Servicing Agent Agreement, dated July 26, 2005.
                  (9)

             (b) Form of Dividend Disbursing Agency Agreement, dated September 2, 2005. (9)

             (c) Master Administrative Services Agreement, dated March 1, 1997 as amended and restated August 1, 2006. (5)

             (d) Master Class R Plan Administration and Service Agreement, dated April 1, 2005. (4)

             (e) Exhibit A, dated July 26, 2005 to the Master Class R Plan Administration and Service Agreement. (9)


          9  (a)  Consent and Opinion of Counsel, dated July 5, 2006. (13)

             (b)  Legal Opinion Consent, dated March 2, 2007; filed herewith.

          10 (a) Consent of Ernst & Young, LLP on behalf of MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund dated August 24, 2006. (12)

             (b) Consent of Briggs, Bunting & Dougherty LLP on behalf of MFS Sector Rotational Fund, dated February 26, 2007; filed herewith.


          11      Not Applicable.

          12      Not Applicable.

          13 (a) Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, and Amended and Restated effective April 25, 2006. (14)


             (b) Exhibit A, revised as of July 26, 2006 to the Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, amended to include MFS Sector Rotational Fund. (12)

          14 (a) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, effective September 6, 1996 as amended and restated June 25, 2006. (12)

             (b) Exhibit A, as revised July 26, 2006, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, updated to include MFS Sector Rotational Fund. (12)

             (c) Exhibit B to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated June 25, 2006. (12)


          15   Reserved.

          16 (a) MFS Code of Ethics as amended and restated effective January 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (15)

             (b) (MFS) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004.
                  (6)

             (c) (MFS) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (7)


             (d)  Valley Forge Capital Advisors, Inc. Code of Ethics. (3)


          Power of Attorney, dated September 1, 2005. (16)
          Power of Attorney, dated November 1, 2005. (10)
          Power of Attorney, dated April 25, 2006. (14)

----------


(1) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 52 filed with the SEC via EDGAR on January 27, 2007.

(2) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the SEC via EDGAR on October 31, 2006.

(4) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.


(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.

(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(8) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Registration Statement filed with the SEC via EDGAR on July 1, 2005.

(9) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed with the SEC via EDGAR on September 27, 2005.

(10) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.

(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.


(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.

(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.


(14) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

(15) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.

(16) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not Applicable.

ITEM 25.  INDEMNIFICATION

          Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, dated June 29, 2005, filed with Registrant's Registration Statement as filed with the SEC via EDGAR on July 1, 2005; and (b)
Section 9 of the Shareholder Servicing Agent Agreement, dated July 26, 2005 filed herewith.

          The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity
Fund); MFS SERIES TRUST XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income
Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal

Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has three series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Joseph E. Lynch is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS SERIES TRUST XII
          MFS SERIES TRUST XIII
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

          MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

          Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

          Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan
D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

          MFS DO BRAZIL DESENVOLVIMENT O DE MARCAAO LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

          Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasure, Joseph E. Lynch is Assistant Secretary and Timothy F. Tierney is the Tax Officer.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O'Connor and David
J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul
T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Timothy
F. Tierney is Tax Officer.

          SUN LIFE RETIREMENT SERVICES (U.S.), INC. ("SUN LIFE RETIREMENT SERVICES")MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Martin E. Beaulieu and Ronald Friesen are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy
F. Tierney is the Tax Officer.

          MFS INVESTMENT MANAGEMENT K.K. (JAPAN) ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

          Carol W. Geremia and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark
N. Polebaum is Secretary, Ethan D. Corey, Jeremy Kream, Susan Newton, Mitchell
C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago and Joseph F. Flaherty are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Joseph
E. Lynch is Assistant Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy
F. Tierney is the Tax Officer.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant

Secretaries, Paul T. Kirwan is the Treasurer, Joseph Lynch is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

          MFS INVESTMENT MANAGEMENT COMPANY (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

          Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy
F. Tierney is the Tax Officer.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart         Chief Executive Officer, Sun Life Assurance
                                    Company of Canada, Sun Life Centre, 150 King
                                    Street West, Toronto, Ontario, Canada (Mr.
                                    Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

          C. James Prieur           President and a Director, Sun Life Assurance
                                    Company of Canada, Sun Life Centre, 150 King
                                    Street West, Toronto, Ontario, Canada (Mr.
                                    Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                    Life)

          William W. Stinson        Non-Executive Chairman, Sun Life Financial
                                    and Sun Life Assurance Company of Canada,
                                    Sun Life Centre, 150 King Street West,
                                    Toronto, Ontario, Canada; Chairman,
                                    Westshore Terminals Income Fund, Vancouver,
                                    British Columbia; Director, Grant Forest
                                    Products Inc., Ontario, Canada and Trustee,
                                    Fording Canadian Coal Trust, Calgary,
                                    Alberta

          James C. Baillie          Counsel, Torys, Ontario, Canada; Chair,
                                    Independent Electricity Market Operator,
                                    Ontario, Canada; Chair, Corel Corporation,
                                    Ontario, Canada; Director, Sun Life
                                    Financial, Ontario Canada; Director, FPI
                                    Ltd., Newfoundland, Canada


ITEM 27.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                          NAME                          ADDRESS
                          ----                          -------
          Massachusetts Financial Services      500 Boylston Street
             Company (investment adviser)       Boston, MA 02116

          MFS Fund Distributors, Inc.           500 Boylston Street
             (principal underwriter)            Boston, MA 02116

          State Street Bank and Trust Company   State Street South
             (custodian)                        5-West
                                                North Quincy, MA  02171

          JP Morgan Chase Bank                  270 Park Avenue
                                                New York, NY  10017

          MFS Service Center, Inc.              500 Boylston Street
             (transfer agent)                   Boston, MA  02116

 ITEM 29. MANAGEMENT SERVICES

          Not Applicable.

 ITEM 30. UNDERTAKINGS

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 2nd day of March, 2007

                                         MFS(R) SERIES TRUST XII


                                         By:    MARIA F. DWYER*
                                                --------------------------------
                                         Name:  Maria F. Dwyer
                                         Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2007.

             SIGNATURE                                 TITLE
             ---------                                 -----


MARIA F. DWYER*                     President (Principal Executive Officer)
---------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                  Principal Financial and Accounting Officer
---------------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                   Trustee
---------------------------------
Robert E. Butler


LAWRENCE H. COHN*                   Trustee
---------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                   Trustee
---------------------------------
David H. Gunning


WILLIAM R. GUTOW*                   Trustee
---------------------------------
William R. Gutow


MICHAEL HEGARTY*                    Trustee
---------------------------------
Michael Hegarty

J. ATWOOD IVES*                     Trustee
---------------------------------
J. Atwood Ives


ROBERT J. MANNING*                  Trustee
---------------------------------
Robert J. Manning


LAWRENCE T. PERERA*                 Trustee
---------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                    Trustee
---------------------------------
Robert C. Pozen


J. DALE SHERRATT*                   Trustee
---------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN*                  Trustee
---------------------------------
Laurie J. Thomsen


ROBERT W. UEK*                      Trustee
---------------------------------
Robert W. Uek


                                         *By: SUSAN S. NEWTON
                                              ----------------------------------
                                         Name: Susan S. Newton
                                               as Attorney-in-fact

                                         Executed by Susan S. Newton on behalf
                                         of those indicated pursuant to (i) a
                                         Power of Attorney, dated September 1,
                                         2005; incorporated by reference to MFS
                                         Series Trust X (File Nos. 33-1657 and
                                         811-4492) Post-Effective Amendment No.
                                         57 filed with the SEC via EDGAR on
                                         September 28, 2005 (Atkinson); (ii) a
                                         Power of Attorney, dated November 1,
                                         2005, incorporated by reference to MFS
                                         Series Trust X (File Nos. 33-1657 and
                                         811-4492) Post-Effective Amendment No.
                                         58 filed with the SEC via EDGAR on
                                         November 28, 2005 (Dwyer); and (iii) a
                                         Power of Attorney, dated April 25,
                                         2006; incorporated by reference to MFS
                                         Series Trust IX (File Nos. 2-50409 and
                                         811-2464) Post-Effective Amendment No.
                                         62 filed with the SEC via EDGAR on
                                         April 27, 2006 (Trustees).

                                INDEX TO EXHIBITS

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                  ----------------------                  --------
    4  (b)    Investment Advisory Agreement, dated July 26, 2006,
              on behalf of MFS Sector Rotational Fund.

       (c)    Investment Sub-Advisory Agreement, dated
              December 29, 2006, for the Registrant on behalf of MFS Sector Rotational Fund.

    9  (b)    Legal Opinion Consent, dated March 2, 2007.

   10  (b)    Consent of Briggs, Bunting & Dougherty LLP on behalf
              of MFS Sector Rotational Fund, dated February 26,
              2007.